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SUPPLEMENT dated October 30, 1998 to
STATEMENT OF ADDITIONAL INFORMATION
Dated March 1, 1998

                               FIRST EAGLE TRUST

DISTRIBUTOR -- page 16.

     Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the Distributor of the Funds' Class A, Class C and Class Y shares. The Distributor will begin offering Class A shares on November 19, 1998.

     The Distributor receives a service fee payable monthly at the annual rate of 0.25% of the average daily net assets of all Classes of shares of the Funds, to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds pay the Distributor a Rule 12b-1 fee on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund's outstanding Class A shares and a Rule 12b-1 fee on Class C shares at the annual rate of up to 0.75% of the average daily net assets of each Fund's outstanding Class C shares. The Distributor also normally retains part of the initial sales charge as its underwriter's allowance on sales of Class A shares.

INVESTMENT RESTRICTIONS -- page 11.

     In connection with offering the shares of First Eagle Fund of America and First Eagle International Fund (the 'Funds') in Japan, each of the Funds have agreed to comply with the following additional Investment Restrictions:

          A) The assets of the Fund will not be used for short sales of securities.

          B) Borrowing is prohibited if such will result in an aggregate amount of borrowing outstanding in excess of 10% of the total assets of the Fund, but in the case of a merger, amalgamation or the like, this 10% may be temporarily exceeded.

          C) More than 10% of the assets of the Fund must not be invested in the shares of stock of any one issuer.

          D) More than 10% of the total issued an outstanding shares of stock of any one company will not be acquired. If several funds are managed by the same management company, the funds as a group will not acquire more than 15% of the issued and outstanding shares of stock of any one company.

          E) More than 10% of the assets of the Fund will not be invested in other investment fund securities, but this rule does not prevent the Fund from holding other investment fund securities temporarily as a result of a merger, amalgamation or the like.

          F) More than 10% of the assets of the Fund will not be invested in shares of stock privately placed, mortgage securities or unlisted shares of stock, which cannot be readily realized.

          G) The assets dominated in yen will be less than 50% of the assets of the Fund.

          H) More than 50% of the assets of the Fund will be those instruments which are defined as 'securities' under the Securities and Exchange Law of Japan.

          I) Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Adviser of the Fund, or any affiliate thereof or any of their directors, officers, employees or major shareholders (meaning a shareholder who holds shares on his own account, whether in his own or in another's name (as well as a nominee's name)) unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.